FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into and effective as of November 2, 2011 among ENERGEN CORPORATION, an Alabama corporation (the "Borrower"), the Guarantors party hereto, the Lenders party hereto and BANK OF
AMERICA, N.A., as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are
party to that certain Credit Agreement dated as of October 29, 2010 (as amended and modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower has requested a revision to Section 8.09 of the Credit
Agreement; and

WHEREAS, the Required Lenders have agreed to such revision, subject to the terms set forth herein, as more fully set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.	Amendment to Credit Agreement. Section 8.09 of the Credit Agreement is
amended and restated in its entirety to read as follows:

Other than those in existence as of the date of this Agreement as set forth on
Schedule 8.09, enter into, or permit to exist, any Contractual Obligation that encumbers or restricts the ability of any such Person to (a) make Restricted Payments to any Loan
Party, (b) pay any Indebtedness or other obligation owed to any Loan Party, (c) make loans or advances to any Loan Party, (d) transfer any of its property to any Loan Party,
(e) pledge its property pursuant to the Loan Documents or any renewals, refinancings, exchanges, rejundings or extension thereof or (f) act as a Loan Party (unless prohibited by
Law) pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof except (in respect of any of the matters referred to in clauses (a)-(e) above) for (i) restrictions pursuant to this Agreement and the other Loan
Documents, (ii) restrictions in any document or instrument governing (x) Indebtedness incurred pursuant to Sections 8.03(e) or 8.03(j) (provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith) and (y) other Indebtedness permitted by Section 8.03, (iii) any
Permitted Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien or (iv) customary restrictions and conditions contained in any agreement relating to the Disposition of any property permitted under Section 8.05 pending the consummation of such Disposition.

2.	Effectiveness; Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

3.	Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this
Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each Loan Party acknowledges and consents to the modifications set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the
Loan Documents (including, without limitation, the indemnity obligations set forth therein), except as such obligations are expressly modified by this Amendment, and that, after the date hereof, this Amendment shall constitute a Loan Document.

4.	Representations and Warranties. Each Loan Party represents and warrants as follows:

(a)	It has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

(b)	This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Debtor Relief Laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)	No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by it, or enforcement against it, of this Amendment other than those that have already been obtained and are in full force and effect.

(d)	The execution and delivery of this Amendment by it has been duly authorized by all necessary corporate action, and do not (a) contravene the terms of any of its Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which it is a party or affecting it or its Properties or (ii)
any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject; or (c) violate any material Law.

(e)	The representations and warranties contained in Article VI applicable to it are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.

(f)	No event has occurred and is continuing which constitutes a Default or an Event of Default.

5.	Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this

Amendment by telecopy or pdf. shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

6.	GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWER:
ENERGEN CORPORATION,
an Alabama corporation

By /s/ James T. McManus, II
Name: James T. McManus, II Title: Chairman and Chief Executive Officer

By /s/ Charles W. Porter, Jr.
Name: Charles W. Porter, Jr. Title: Vice President, Chief Financial Officer and Treasurer

GUARANTORS:
ENERGEN RESOURCES CORPORATION,
an Alabama corporation

By /s/ Charles W. Porter, Jr.
Name: Charles W. Porter, Jr. Title: Vice President, Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent

By /s/ Angelo M. Martorana
Name: Angelo M. Martorana Title: Assistant Vice President
LENDERS:
BANK OF AMERICA, N.A., as a Lender

By /s/ Stephanie R. Pendleton
Name: Stephanie R. Pendleton Title: Senior Vice President
Wells Fargo Bank, NA, as a Lender

By /s/ Paul V. Farrell
Name: Paul V. Farrell Title: Director
Regions Bank, as a Lender

By /s/ David A. Simmons
Name: David A. Simmons Title: Senior Vice President
COMPASS BANK, as a Lender

By /s/ Scott Brewer
Name: Scott Brewer Title: Vice President
Mizuho Corporate Bank (USA), as a Lender

By /s/ Leon Mo
Name: Leon Mo Title: Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By /s/ Masakazu Hasegawa
Name: Masakazu Hasegawa Title: Managing Director

US BANK, NATIONAL ASSOCIATION, as a Lender

By /s/ Kevin S. McFadden
Name: Kevin S. McFadden Title: Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By /s/ John Frazell
Name: John Frazell Title: Director

CIBC Inc., as a Lender

By /s/ Trudy Nelson
Name: Trudy Nelson Title: Authorized Signatory

By /s/ Richard Antl
Name: Richard Antl Title: Authorized Signatory
PNC BANK, NATIONAL ASSOCIATION, as a Lender

By /s/ John Berry
Name: John Berry Title: Vice President
TORONTO DOMINION (NEW YORK) LLC, as a Lender

By /s/ Kelly Hundal
Name: Kelly Hundal Title: Authorized Signatory
The Northern Trust Company, as a Lender

By /s/ Sara Bravo
Name: Sara Bravo Title: Second Vice President
BRANCH BANKING AND TRUST COMPANY, as a Lender

By /s/ Brantley Echols
Name: Brantley Echols Title: Senior Vice President
Fifth Third Bank, as a Lender

By /s/ P. Ann Daniel
Name: P. Ann Daniel Title: Relationship Manager

Land Bank of Taiwan Los Angeles Branch, as a Lender

By /s/ Juifu Chien
Name: Juifu Chien Title: Vice President & General Manager